U.S. WIRELESS CORPORATION
                                2694 Bishop Drive
                               San Ramon CA 94583

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To
                          Be Held on September 25, 1997

To the Shareholders of
U.S. WIRELESS CORPORATION

     NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders of U.S. WIRELESS CORPORATION (the "Corporation") will be held at the Corporation's offices located at 2694 Bishop Drive, New York, New York, on September 25, 1997, at 10:00 a.m. Pacific time, for the following purposes:

     1. To elect four (4) Directors to the Corporation's Board of Directors to hold office for a period of one year or until their successors are duly elected and qualified;

     2. To ratify the proposal to approve the Corporation's Senior Management Incentive Plan; and

     3. To ratify the proposal to approve indemnification agreements for all of the Corporation's officers and for those directors who are also officers.

     4. To transact such other business as properly may be brought before the meeting or an adjournment thereof.

     The close of business on August 13, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

     You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date, and sign the accompanying proxy, and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy automatically will be revoked if you execute the accompanying proxy or if you notify the Secretary of the Corporation, in writing, prior to the Annual Meeting of Shareholders.

                                              By order of the Board of Directors

                                                     David S. Klarman, Secretary
Dated: September __, 1997
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY, AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                            U.S. WIRELESS CORPORATION
                                2694 Bishop Drive
                               San Ramon CA 94583

                                 PROXY STATEMENT

                                       FOR

                         Annual Meeting of Stockholders
                        To Be Held on September 25, 1997


         This proxy statement and the accompanying form of proxy were mailed on September __, 1997 to the stockholders of record (as of August 13, 1997) of U.S. Wireless Corporation, a Delaware corporation (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting to be held on September 25, 1997 and at any adjournment thereof.

                SOLICITATION, VOTING, AND REVOCABILITY OF PROXIES

                 Shares of the Corporation's common stock, par value $.001 per share (the "Common Stock"), represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted FOR (i) the election of four (4) persons nominated by the Board of Directors as directors (ii) the ratification of the proposal to approve the Corporation's Senior Management Incentive Plan and (iii) the ratification of the proposal to approve indemnification agreements for all of the Corporation's officers and for those directors who are also officers.

         Any such proxy may be revoked at any time before it is voted. A stockholder may revoke this proxy by notifying the Secretary of the Corporation, either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting. An affirmative vote of a plurality of the shares of Common Stock present, in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to elect the Directors. A stockholder voting through a proxy who abstains with respect to the election of Directors is considered to be present and entitled to vote on the election of Directors at the meeting, and his abstention is, in effect, a negative vote; however, a stockholder (including a broker) who does not give authority to a proxy to vote or who withholds authority to vote on the election of Directors shall not be considered present and entitled to vote on the election of Directors. A stockholder voting through a proxy who abstains with respect to approval of any other matter to come before the meeting is considered to be present and entitled to vote on that matter, and his abstention is, in effect, a negative vote; however, a stockholder (including a broker) who does not give authority to a proxy to vote or who withholds authority to vote on any such matter shall not be considered present and entitled to vote thereon.

          The Corporation will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its Executive Officers and certain Directors to solicit proxies from stockholders in person and by mail, telegram, and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements, and other material to the beneficial owners of the Common Stock held of record by such persons, and the Corporation may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

         The Annual Report on Form 10-KSB for the fiscal year ended March 31, 1997 including audited financial statements and the quarterly report for the quarter ended June 30, 1997, accompanies this proxy statement.

        The principal executive offices of the Corporation are located at 2694 Bishop Drive, San Ramon CA 94583; the Corporation's telephone number is (510) 830-8801.

Independent Public Accountants

         The Board of Directors of the Corporation has selected Haskell & White LLP, Certified Public Accountants, as independent accountants of the Corporation for the fiscal year ending March 31, 1997. Shareholders are not being asked to approve such selection because such approval is not required. The audit services provided by Haskell & White LLP consist of examination of financial statements, services relative to filings with the Securities and Exchange Commission, and consultation in regard to various accounting matters. Representatives of Haskell & White LLP are expected to be present at the meeting and will have the opportunity to make a statement if they so desire and answer appropriate questions.


                    VOTING SECURITIES AND SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The securities entitled to vote at the meeting are the Common Stock, par value $.01 per share. The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting. Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. The close of business on August 13, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournment thereof. At that date, 7,325,245 shares of Common Stock were outstanding. Voting of the shares of Common Stock is on a non-cumulative basis.

         The following table sets forth information as of August 13, 1997 with respect to the beneficial ownership of shares of Common Stock by (i) each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) known by the Corporation to be the owner of more than 5% of the outstanding shares of Common Stock; (ii) each Director; and (iii) all Officers and Directors as a group. Except to the extent indicated in the footnotes to the following table, each of the individuals listed below possesses sole voting power with respect to the shares of Common Stock listed opposite his name.


------------------------------------------------------------------------------------------------------------------

Name and  Address                                  Amount and                      % of outstanding]
of Beneficial Owner                                Nature of                       shares owned
                                                   Beneficial
                                                   Ownership
---------------------------------------------------------------------------------------------------------------------

Dr. Oliver Hilsenrath
c/o U.S. Wireless Corp.                             3,750,000(1)                    42.2%
2694 Bishop Drive, Suite 213

San Ramon, CA 94583
---------------------------------------------------------------------------------------------------------------------

United Textiles & Toys Corporation

448 West 16th Street                                378,758                         5.1%
New York, New York 10011

---------------------------------------------------------------------------------------------------------------------
David Tamir (2)
c/o U.S. Wireless Corp.                              --                              --
2694 Bishop Drive, Suite 213
San Ramon, CA 94583
---------------------------------------------------------------------------------------------------------------------
Regina Gindin (2)
c/o U.S. Wireless Corp.
2694 Bishop Drive, Suite 213                          --                             --
San Ramon, CA 94583
---------------------------------------------------------------------------------------------------------------------
Galit Capital Limited

    (3)                                             1,071,880                        14.5%

Tortola, British Virgin Islands
---------------------------------------------------------------------------------------------------------------------
Zoe Arbel Trust (3)
Tortola, British Virgin Islands                      500,000                          6.8%
---------------------------------------------------------------------------------------------------------------------
Amir Overseas Capital Limited(

  3)                                                 750,000                          10.1%

Tortola, British Virgin Islands
---------------------------------------------------------------------------------------------------------------------
Officers and Directors as a group
(4 persons) (1) - (2)                              3,750,000                          42.2%
---------------------------------------------------------------------------------------------------------------------




         *Less than 1%.

     (1) Includes 1,500,000 shares of Common Stock issuable upon the exercise of an option granted pursuant to Dr. Hilsenrath's employment agreement.

     (2) Does not include stock options to purchase an aggregate of 100,000 shares of Common Stock which vest 1/3 each year from grant, non of which are presently vested or exercisable.


     (3) Mr. Arbel, a former Officer and Director of the Corporation, exercised options granted pursuant to an employment agreement and thereafter transferred said shares to the referenced companies. Mr. Arbel denies beneficial ownership of these shares.


Certain Reports

         No person, who during the fiscal year ended March 31, 1997 was a Director, Officer, or beneficial owner of more than ten percent of the Corporation's Common Stock (which is the only class of securities of the Corporation registered under Section 12 of the Securities Exchange Act of 1934 (the "Act") (a "Reporting Person"), failed to file on a timely basis reports required by Section 16 of the Act during the most recent fiscal year or prior years.

The foregoing is based solely upon a review by the Corporation of (i) Forms 3 and 4 during the most recent fiscal year as furnished to the Corporation under Rule 16a-3(d) under the Act; (ii) Forms 5 and amendments thereto furnished to the Corporation with respect to its most recent fiscal year; and (iii) any representation received by the Corporation from any reporting person that no Form 5 is required, except as described herein.

         It is expected that the following will be considered at the meeting and that action will be taken thereon:

                            I. ELECTION OF DIRECTORS

          The Board of Directors currently consists of three members elected for a term of one year or until their successors are duly elected and qualified.

          An affirmative vote of a plurality of the shares of Common Stock, present in person or represented by proxy, at the Annual Meeting and entitled to vote thereon is required to elect the Directors. All proxies received by the Board of Directors will be voted for the election as Directors of the nominees listed below if no direction to the contrary is given. In the event any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate this will occur.

         The following table sets forth, as of August 13, 1997, the four nominees for election as Directors of the Corporation:

                                                     Position with Corporation;               Director
Name                                                 Principal Occupation and Age             Since

Dr. Oliver Hilsenrath                                President, CEO and Director; 40          1996

Regina Gindin                                        Director; __                             1996

David Tamir                                          Director, __                             1996

Dennis B. Francis                                    Consultant, Director, 46                 *


* Nominee standing for election to the board of directors.

     The Directors of the Corporation are elected annually by the stockholders, and the Officers of the Corporation are appointed annually by the Board of Directors. Vacancies on the Board of Directors may be filled by the remaining Directors. Each current Director and Officer will hold office until the next annual meeting of stockholders or until his successor is elected and qualified.

     Dr. Oliver Hilsenrath has been the President and Chief Executive Officer and a Director of the Corporation since July 31, 1996. Since their inceptions, Dr. Hilsenrath has been the Chief

Executive Officer, President, and a Director of both Labyrinth and Mantra. From 1992 through 1996, he was a Senior Vice President, General Manager, and co-founder of Geotek Communications, Inc., an international wireless carrier with networks in the United States, United Kingdom, and Germany. Dr. Hilsenrath received his Ph.D. in information theory from Technion-Polytechnical Institute of Israel. He has worked in the wireless communications industry for twenty years.

     David Tamir has been a Director of the Corporation since August 1996. Since September 1995, Mr. Tamir has been the General Manager of GeoNet Israel Limited, a subsidiary of Geotek Communications, Inc. From July 1992 to September 1995, Mr. Tamir was the President of Powerspectrum Technology Limited, a subsidiary of Geotek Communications, Inc., a cellular-wireless communications corporation. Prior thereto, from 1990 to 1992, Mr. Tamir was a representative of RAFAEL, the defense branch of the Israeli government. Mr. Tamir received BS and MS degrees in Electrical Engineering from Technion, the Israel Institute of Technology in Haifa, and an MBA degree from Hebrew University.


     Regina  Gindin has been a Director of the  Corporation  since  August 1996.
Since August 1994, Ms. Gindin has been an independent consultant for RBG Associates, a consulting firm which provides management consulting services for strategic business planning. From 1993 to August 1994, Ms. Gindin was the Senior Vice President of Strategic Management and Corporate Communications for Conner Peripherals, Inc. ("Conner"), computer peripheral manufacturer. Prior thereto, from 1992 to 1993, Ms. Gindin was the acting Chief Financial Officer of such corporation and prior to that, from 1988 to 1992, she was the Vice President of Strategic Planning and Corporate Communications. Ms. Gindin received her MBA in Business Administration from the Wharton School of Finance, University of Pennsylvania. She is a Director of The American Jewish World Service. Ms. Gindin is also an advisor to the marketing department of the Wharton School of Finance.

     Dennis B. Francis has been a consultant to the Corporation since December 1996, providing technical support services. Mr. Francis has been an Executive Vice-President and Chief Technology Officer of Vanguard Cellular Systems, Inc., a cellular communications service provider, since __________, 19__. Mr. Francis is the current chairman of the Nortel Technology Officers Council and has served on the CTIA Chief Technology Officers Council for four years. Mr. Francis graduated from the University of Texas at Arlington, Texas with a Bachelors of Science in Industrial Engineering.

     The Corporation has agreed to indemnify its Officers and Directors with respect to certain liabilities including liabilities which may arise under the Securities Act of 1933. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, Officers, and controlling persons of the Corporation pursuant to any charter, provision, by-law, contract, arrangement, statute or otherwise, the Corporation has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Corporation of expenses incurred or paid by a Director, Officer, or controlling person of the Corporation in the successful defense of any such action, suit, or proceeding) is asserted by such Director, Officer, or controlling person of the Corporation in connection with the Securities being registered, the Corporation will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act. The Corporation will be governed by the final adjudication of such issue.

Board Meetings, Committees, and Compensation

         During the fiscal year ended March 31, 1996, one meeting of the Board of Directors was held by telephonic conference. Action was taken on fifteen (15) occasions by unanimous written consents of the Board of Directors which consents were obtained in lieu of meetings. The Corporation does not pay its Directors for attendance at meetings of the Board of Directors or committee meetings.

         The Board of Directors recommends that you vote "FOR" the nominees for Directors.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

         The following provides certain information concerning all Plan and Non-Plan (as defined in Item 402 (a)(ii) of Regulation S-B) compensation awarded to, earned by, or paid by the Corporation during the year ended March 31, 1997 to each of the named Executive Officers of the Corporation.


                           Summary Compensation Table

                                                        Annual Compensation
(a)                                          (b)              (c)               (d)              (e)               (f)
                                                                                                                   Other
Name and Principal                                                                               Options/          Annual
Position                                     Year(1)          Salary($)         Bonus($)         SARS              Compensation


Dr. Oliver Hilsenrath                        1997              106,667(2)       -                1,500,000(3)      $5,572(4)
President
Chief Executive Officer

David Klarman                                1997               70,000          -                150,000( 5)         --
General Counsel and Secretary

Dr. Mati Wax                                 1997               66,667          -                100,000( 6)         --
Chief Technology Officer

-----------------------------


     (1) No compensation was paid to any officer of the Corporation prior to July 31, 1996.

     (2)  Reflects the portion of the year worked based on salaries of $160,000,
$120,000,   and  $100,000  for  Dr.  Hilsenrath,   Mr.  Klarman,  and  Dr.  Wax,
respectively.

     (3) Pursuant to his employment agreement, Dr. Hilsenrath receive an option to purchase1,500,000 shares of Common Stock at $2.00 per share.

(footnotes continued from previous page)


     (4) Includes (i) the payment of $509 per month for automobile allowance, and (ii) the payment of approximately $1,500 per annum for a life insurance and disability policy for the benefit of Dr. Hilsenrath's beneficiaries. See "Employment and Consulting Agreements."

     ( 5) In August 1996, the Corporation granted Mr. Klarman the option to purchase 150,000 shares of the Corporation's Common Stock at an exercise price of $2.00 per share subject to a vesting schedule. See "Employment and Consulting Agreements."

     (6) In July 1996, the Corporation granted Dr. Wax the option to purchase 100,000 shares of the Company's Common Stock at an exercise price of $2.00 per share pursuant to a vesting schedule. See "Employment and Consulting Agreement." The Company also issued Dr. Wax 50,000 restricted shares of Labyrinth's Common Stock.



                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)

====================================================================================================================================

                                            Individual Grants
------------------------------------------------------------------------------------------------------------------------------------

(a)                              (b)                      (c)                         (d)                      (e)

                                                          % of Total
                                 # of Securities          Options/SAR's
                                  underlying              Granted                     Exercise or
                                 Options/SAR's            Employees in                Base
Name                             Granted (1)              Fiscal Year                 Price ($/SH)             Expiration Date
----                             ------------             ------------                -------------            ---------------
------------------------------------------------------------------------------------------------------------------------------------

Dr. Oliver Hilsenrath            1,500,000                           56.8             $2.00                     06/30/01
====================================================================================================================================


David  Klarman                      150,000                            5.7            $2.00                     08/30/01

====================================================================================================================================

Dr. Mati Wax                        100,000                            3.8            $2.00                     07/06/01
====================================================================================================================================

         The following table contains information with respect to employees of the Corporation concerning options held as of March 31, 1997.


               AGGREGATED OPTION/SAR EXERCISE IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

====================================================================================================================================

(a)                              (b)                    (c)                      (d)                       (e)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                           Value of
                                                                                 Number of                  Unexercised
                                                                                 Unexercised               In-The-Money
                                                                                 Options/SAR's             Options/SAR's
                                 Shares                                          at FY-End (#)             at FY-End ($)
                                 Acquired on            Value                    Exercisable/               Exercisable/
Name                             Exercise (#)           Realized ($)             Unexercisable             Unexercisable (1)
----                             ------------           ------------             -------------             -----------------

------------------------------------------------------------------------------------------------------------------------------------

Dr. Oliver Hilsenrath                  -                        -                1,500,000/0               3,000,000/0
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------

David Klarman                          -                        -                0/150,000                 0/300,000
====================================================================================================================================

Dr. Mati Wax                           -                        -                0/100,000                 0/200,000
====================================================================================================================================

     (1) Based upon the closing price for the Common Stock on March 31, 1997 ($4.00), as reported by a market maker.

Employment and Consulting Agreements

         In April 1997, the Corporation amended the five year employment agreement it entered with Dr. Hilsenrath in July 1996. As amended, Dr. Hilsenrath remains the Chief Executive Officer and President of the Corporation and the President and sole Director of both Labyrinth and Mantra. The agreement, as amended, provides for an annual salary of $160,000 and increases of 15% per annum for each year of its five year term. Upon execution, the Corporation granted Dr. Hilsenrath an option to purchase 1,500,000 shares of Common Stock at an exercise price of $2.00 per share. The Corporation provides Dr. Hilsenrath with an automobile allowance. In addition, the Corporation shall maintain during the full term hereof and at its sole cost and expense, a policy of life insurance on the life of Dr. Hilsenrath in the face amount of $1,000,000 payable to his designee. This policy shall include provisions for the payment of up to 18 months salary to Dr. Hilsenrath in the event that Dr. Hilsenrath is disabled. Upon the conclusion of this agreement, all right, title, and interest in the policy shall be transferred to Dr. Hilsenrath, and Dr. Hilsenrath shall be responsible for any premiums due after such transfer. The agreement restricts Dr. Hilsenrath from competing with the Corporation for a period of two years after the termination of his employment. The agreement provides for severance compensation to be paid to Dr. Hilsenrath if his employment with the Corporation is terminated or if there is a decrease in responsibilities or duties following a change in control of the Corporation. The severance compensation shall be made in one payment equal to three times the aggregate annual compensation paid to Dr. Hilsenrath during the preceding calendar year. In the event the Corporation wishes to obtain Key Man life insurance on the life of Dr. Hilsenrath, Dr. Hilsenrath agrees to cooperate with the Corporation in completing any applications necessary to obtain such insurance and in promptly submitting to such physical examinations and furnishing such information as any proposed insurance carrier may request.

         In August 1996, the Corporation entered into a three year employment agreement with Mr. Klarman pursuant to which Mr. Klarman is to receive a salary of $120,000 per annum and an option to purchase 150,000 shares of the Corporation's Common Stock at an exercise price of $2.00 per share, subject to a three year vesting schedule. The employment agreement provides that Mr. Klarman will be General Counsel to and Secretary of the Corporation. The agreement also acknowledges that Mr. Klarman shall have the right to represent non-competing companies during the term of the agreement.

         In July 1996, Dr. Mati Wax entered into a three year employment agreement with the Corporation whereby as Chief Technology Officer of same, Dr. Wax is to receive a salary of $100,000 per annum, the option to purchase 100,000 shares of the Corporation's Common Stock at an exercise price of $2.00 per share, subject to a three year vesting schedule, and 50,000 restricted shares of Labyrinth's common stock, subject to a three year vesting schedule.

         In June 1996, the Corporation entered into a five year employment agreement with Ilan Arbel pursuant to which Mr. Arbel was to be Vice President of Business Development, a non-executive officer position, upon the
Corporation's consummation of the acquisitions of Labyrinth and Mantra. Mr. Arbel's sole compensation was the grant of options to purchase 1,000,000 shares of Common Stock at $1.00 per share for a period of five years and 2,250,000 shares at $1.33 per share, exercisable until December 31, 1996. In July 1996 Mr. Arbel, exercised his option to purchase 1,000,000 shares at $1.00 in full. Mr. Arbel exercised the remaining options in August and December 1996. Pursuant to an S-8 registration statement, 1,000,000 shares were transferred. The S-8 registration statement has been amended to deregister the sale of the remaining shares, all of which were issued with restrictive legends.

     Between July 1996 and December 1997, the Corporation entered into consulting agreements with individuals and entities within the investment banking and cellular communications industries. These consultants have been instrumental in the raising of capital for the Corporation and have been engaged to provide expertise in the area of cellular communications. The consultants are to initiate and facilitate relationships with companies operating within the investment banking and cellular communications industries. In addition, they seek to coordinate the development of purchasers for the Corporation's products and the co-development of business ventures for the possible combination and joint development of technologies within the communication industry. The Corporation has granted options to purchase an aggregate of 1,450,000 shares of the Corporation's Common Stock at exercise prices ranging from $2.00 to $4.00 per share. Some of the options granted have been subject to vesting schedules. In addition, an aggregate of $100,000 is being paid to a consultant for services rendered in the business development and capitalization of the Corporation. No other compensation was issued to these consultants; however, certain consulting agreements have provisions for fees to be paid in the event that transactions are consummated by the Corporation based on relationships initiated by such consultants.

Stock Option Plan

         During 1993, the Corporation adopted the Corporation's 1993 Stock Option Plan ("the Plan"). The Board believes that the Plan is desirable to attract and retain executives and other key employees of outstanding ability. Under the Plan, options to purchase an aggregate of not more than 37,500 shares of Common Stock may be granted from time to time to key employees, Officers, Directors, advisors, and independent consultants to the Corporation and its subsidiaries. In August 1997 the board of directors voted to eliminate this plan, there being no options currently outstanding.

         The Board of Directors is charged with the administration of the Plan and is generally empowered to interpret the Plan, prescribe rules and regulations relating thereto, determine the terms of the option agreements, amend same with the consent of the Optionee(s), determine the employees to whom options are to be granted, and determine the number of shares subject to each option and the exercise price thereof. The per share exercise price for incentive stock options ("ISO's") will not be less than 100% of the fair market value of a share of the Common Stock on the date the option is granted (110% of fair market value on the date of grant of an ISO if the optionee owns more than 10% of the Common Stock of the Corporation).

         Options will be exercisable for a term determined by the Board which will not be less than one year. Options may be exercised only while the original grantee has a relationship with the Corporation or with a subsidiary of the Corporation, which latter relationship confers eligibility to be granted options, or at the sole discretion of the Board, within ninety days after the original grantee's termination. In the event of termination due to retirement, the Optionee, with the consent of the Board, shall have the right to exercise his option at any time during the thirty-six month period following such retirement. Options may be exercised up to thirty-six months after the death or total and permanent disability of an Optionee. In the event of certain basic changes in the Corporation, including a change in control of the Corporation as defined in the Plan, in the discretion of the Board, each option may become fully and immediately exercisable. ISO's are not transferable other than by will or by the laws of descent and distribution. Options may be exercised during the holder's lifetime only by the holder or his guardian or legal representative.

         Options granted pursuant to the Plan may be designated as ISO's with the attendant tax benefits provided therefor pursuant to Sections 421 and 422A of the Internal Revenue Code of 1986. Accordingly, the Plan provides that the aggregate fair market value (determined at the time an ISO is granted) of the Common Stock subject to ISO's exercisable for the first time by an employee during any calendar year (under all plans of the Corporation and its subsidiaries) may not exceed $100,000. The Board may modify, suspend, or terminate the Plan, provided, however, that certain material modifications affecting the Plan must be approved by the shareholders, and any change in the Plan that may adversely affect an Optionee's rights under an option previously granted under the Plan requires the consent of the Optionee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     In June 1996, the Corporation's Board of Directors, pursuant to the consent of the then majority stockholder of the Corporation, distributed ("the Spin-off Distribution") the shares of common stock of Playco owned by the Corporation. In addition, the Corporation, as majority stockholder of Playco, prior to, but in contemplation of the Spin-off Distribution, authorized the conversion of Playco's Series D Preferred Stock owned by the Corporation into 1,157,028 shares of Playco's common stock. This conversion was based on the average closing bid price ($1.21) of Playco's shares for the ninety day period from March 1, 1996 to May 31, 1996.




         In June 1996, European Ventures Corp. ("EVC"), a British Virgin Islands corporation of which Moses Mika at the time was the sole Officer, Director, and stockholder, acquired 3,106,005 shares of the Corporation's Common Stock, par value $.01, in exchange for 400,000 shares of common stock of Multimedia Concepts International, Inc. ("Media"), a Delaware Corporation. The Corporation had the right either to pay $1,800,000 for the shares or to transfer 400,000 shares of Media to the Corporation. Mr. Mika is the father of Mr. Arbel, the former President and Chief Executive Officer of the Corporation. The shares of Common Stock issued to EVC were not eligible for the Spin-off Distribution of the Playco shares referred to herein. In April 1997, the Corporation and EVC entered into an agreement to rescind the transaction, and EVC returned 2,706,006 shares to the Corporation in exchange for the 400,000 shares of Media. This transaction was consummated in May 1997.

     See "Executive Compensation-Employment and Consulting Agreements" for a discussion of the compensation arrangements the Corporation has with its Executive Officers and consultants.


          II. RATIFICATION OF THE PROPOSAL TO APPROVE THE CORPORATION'S
                        SENIOR MANAGEMENT INCENTIVE PLAN

         General

         The Corporation's Board of Directors has unanimously adopted the Corporation's Senior Management Incentive Plan (the "Management Plan"), subject to approval by the Corporation's stockholders. Approval of the Management Plan requires the affirmative vote of a majority of the outstanding shares of Common Stock represented and voting in person or by proxy at the Annual Meeting or any adjournment thereof.

         The following is a summary of the principal features of the Management Plan and is qualified by and subject to the actual provisions of the Management Plan, a copy of which is annexed hereto as Appendix "A."

         Purpose and Eligibility

         The purpose of the Management Plan is to provide an incentive to key management employees whose present and potential contributions to the Corporation and its Subsidiaries are or will be important to the success of the Corporation by affording them an opportunity to acquire a proprietary interest in the Corporation. It is intended that this purpose will be effected through the issuance of (i) incentive stock rights, (ii) stock options, (iii) stock appreciation rights (iv) limited stock appreciation rights and (v) restricted shares (collectively, such options, rights and restricted shares are referred to herein as "Awards"). Awards may be made or granted to key management employees of the Corporation or its Subsidiaries who are deemed to have the potential to have a significant effect on the future success of the Corporation (such eligible persons being referred to herein as "Eligible Participants"). The term "management employees" shall include executive officers, key employees, consultants and advisors of the Corporation or of a Subsidiary. A director of the Corporation or of any Subsidiary who is not also an employee of the Corporation or of one of its Subsidiaries will not be eligible to receive any Awards under the Management Plan.

         Securities Subject to Management Plan

         No more than 500,000 shares of Common Stock may be issued under the Management Plan. The number of shares of Common Stock available to individuals under the Management Plan in general, as well as the number of shares for which issued or unissued options may be exercised, and the exercise price per share of such options, will be proportionately adjusted to reflect stock splits, stock dividends, and similar capital stock transactions.

         Administration, Amendment, and Termination

         The Management Plan shall be administered by the Board of Directors or by a Committee of the Board of Directors (the "Committee"), if one is appointed for this purpose. Committee members shall serve for such term as the Board of Directors may in each case determine and shall be subject to removal at any time by the Board of Directors. Members of the Board of Directors who are either eligible for Awards or have been granted Awards may not vote on any matters affecting the administration of the Management Plan or the grant of any Award pursuant to the Management Plan. Grants under the Management Plan may be made until September 24, 2007.

         The affirmative vote of the holders of a majority of the shares of the Corporation's Common Stock issued and outstanding on the record date is required to approve this proposal. The Directors and Officers of the Corporation and other principal shareholders owning of record, beneficially, directly and indirectly, an aggregate of approximately __________ shares of the Corporation's Common Stock constituting approximately ____% of such shares outstanding on the record date, have agreed to vote in favor of approval of this proposal; therefor, the proposal shall be approved at the meeting.

         The Board of Directors recommends that you vote "FOR" this Proposal.


                III. THE RATIFICATION OF THE PROPOSAL TO APPROVE
             INDEMNIFICATION AGREEMENTS FOR ALL OF THE CORPORATION'S
            OFFICERS INCLUDING THOSE DIRECTORS WHO ARE ALSO OFFICERS

                    The Corporation's board of directors and management have determined that in order to retain key management employees and members to the Corporation's board of directors, the Corporation needed to establish indemnification provisions for its executive officers and directors which conform to the limits of the laws of the state of Delaware. The Corporation desires to alter the indemnification provisions contained in its certificate of incorporation to include executive officers of the Corporation and to provide indemnification to the fullest extent allowable under Delaware law. The Corporation's certificate of incorporation provides that the directors of the Corporation would be indemnified as to monetary breeches of fiduciary duties which involve (i) a duty of loyalty (ii) acts or omission not in good faith or which involve intentional misconduct or a knowing violation of law
(iii) liability for unlawful payment of dividends or unlawful stock purchase or redemption by the Corporation or (iv) a transaction from which the director derived an improper personal benefit.

          Section 145 of the Delaware General Corporation Law provides in general that a corporation may indemnify an officer and/or director from civil and criminal liability by reason of the fact that such person was an officer and/or director of the corporation against all fees expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with an actual or threatened action, suit or proceeding if the officer/director acted in good faith and in a manner her reasonably believed to be in or not opposed to be in the best interests of the corporation, and with respect to any criminal proceeding that the person had no reasonable cause to believe that his conduct was unlawful.

               The Corporation's non-executive members of the Corporation's Board of Directors have authorized the Corporation, subject to stockholder approval, to execute indemnification agreements for all the executive officers, including those who are also directors of the Corporation. Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock represented and voting in person or by proxy at the Annual Meeting or any adjournment thereof. Annexed hereto as Appendix B is a copy of the form of Indemnification Agreement approved by the Corporation's board of directors. The executive officers, who shall receive indemnification agreements are the Corporation's chief executive officer, Dr. Oliver Hilsenrath and its secretary and general counsel, David Klarman.

         The affirmative vote of the holders of a majority of the shares of the Corporation's Common Stock issued and outstanding on the record date is required to approve this proposal. The Directors and Officers of the Corporation and other principal shareholders owning of record, beneficially, directly and indirectly, an aggregate of approximately __________ shares of the Corporation's Common Stock constituting approximately ____% of such shares outstanding on the record date, have agreed to vote in favor of approval of this proposal; therefor, the proposal shall be approved at the meeting.

The Board of Directors recommends that you vote "FOR" this Proposal.

                              FINANCIAL INFORMATION

         A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 1997 WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND WILL BE FURNISHED WITHOUT THE ACCOMPANYING EXHIBITS TO STOCKHOLDERS, WITHOUT CHARGE, UPON WRITTEN REQUEST THEREFOR SENT TO DAVID S. KLARMAN, SECRETARY, U.S.

WIRELESS CORPORATION, 2694 BISHOP DRIVE, SAN RAMON CA 94583. EACH SUCH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT AS OF AUGUST 13, 1997, THE
PERSON  MAKING  THE  REQUEST  WAS  THE   BENEFICIAL   OWNER  OF  SHARES  OF  THE
CORPORATION'S   COMMON  STOCK   ENTITLED  TO  VOTE  AT  THE  ANNUAL  MEETING  OF
STOCKHOLDERS.


                               IV. OTHER BUSINESS

          As of the date of this proxy statement, the only business which the Board of Directors intends to present, and knows that others will present, at the Annual Meeting is that herein set forth. If any other matter is properly brought before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

Shareholder Proposals

          Proposals of shareholders intended to be presented at the Corporation's 1998 Annual Meeting of Shareholders must be received by the Corporation on or prior to June 1, 1998 to be eligible for inclusion in the Corporation's proxy statement and form of proxy to be used in connection with the 1998 Annual Meeting of Shareholders.


                                             By Order of the Board of Directors,


                                                                David S. Klarman
                                                                       Secretary

September __, 1997


WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

Appendix A

                       SENIOR MANAGEMENT INCENTIVE PLAN OF
                            U.S. WIRELESS CORPORATION


1.       PURPOSE OF THE PLAN

         The purpose of the Senior Management Incentive Plan (the "Management Plan") of U.S. Wireless Corporation (the "Corporation") is to provide an incentive to key management employees whose present and potential contributions to the Corporation and/or its Subsidiaries (as such term is defined in Section 2 below) are, or will be, important to the success of the Corporation by affording said employees an opportunity to acquire a proprietary interest in the Corporation. It is intended that this purpose will be effected through the issuance of (i) incentive stock rights; (ii) stock options; (iii) stock appreciation rights; (iv) limited stock appreciation rights; and (v) shares of Common Stock, $.001 par value per share, of the Corporation ("Common Stock") subject to restrictions on disposition ("restricted shares") (collectively, such options, rights and restricted shares are referred to herein as "Awards"). Stock options which qualify as "Incentive Stock Options" under Section 422A of the Internal Revenue Code of 1986, as it hereafter may be amended (the "Code"), may be granted under the Management Plan. Such options are sometimes referred to collectively as "ISOs." Options which do not qualify as ISOs ("non-ISOs") may also be granted under the Plan.

2.       ELIGIBILITY

         Awards may be made or granted to those key management employees of the Corporation and/or its Subsidiaries who are deemed to have the potential to have a significant effect on the future success of the Corporation (such eligible persons being referred to herein as "Eligible Participants"). The term "management employees" shall include executive officers, key employees, and consultants of the Corporation and/or its Subsidiaries. A Director of the Corporation, and/or any of its Subsidiaries, who is not also an employee of the Corporation, and/or of one of its Subsidiaries, will not be eligible to receive any Awards under the Management Plan. No ISO shall be granted to an employee who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of capital stock of the employer Corporation (as such term is used in the Code) or any Parent or Subsidiary of the employer Corporation, provided, however, that an ISO may be granted to such an employee if at the time such ISO is granted, the option price is at least one hundred ten percent (110%) of the fair market value of stock subject to the ISO on the date of grant (as determined pursuant to Subsection 8(a) hereof) and such ISO is by its terms not exercisable after the expiration of five (5) years from the date such option is granted. The exercise price of the non-ISOs may not be less than 85% of the fair market value of the Common Stock on the date of grant. The terms "Subsidiary" and "Parent") as used herein shall have the meanings given them in Section 425 of the Code. Awards may be made to executive personnel who hold, or have held, options, rights, or shares under the Management Plan or under any other plans of the Corporation.

3.       STOCK SUBJECT TO THE PLAN

         The shares that may be issued upon exercise of options and rights and which may be issued as restricted shares under the Management Plan shall not exceed in the aggregate 500,000 shares of the Common Stock, as adjusted to give effect to the anti-dilution provisions contained in Section 12 hereof. Such shares may be authorized and unissued shares, or shares purchased by the Corporation and reserved for issuance under the Management Plan. If a stock option or incentive stock right for any reason expires or is terminated without having been exercised in full, or if shares restricted are repurchased by the Corporation in accordance with the terms thereof, those shares relating to an unexercised stock option or incentive stock rights or shares which have been repurchased shall again become available for grant and/or sale under the Management Plan.

4.       AWARDS UNDER THE PLAN

         Awards under the Management Plan may be of five types: "incentive stock rights," "stock options," "stock appreciation rights," "limited stock appreciation rights," and "restricted shares." "Incentive stock rights" are composed of incentive stock units which give the holder the right to receive, without payment of cash or property to the Corporation, shares of Common Stock, subject to the terms, conditions, and restrictions described in Section 7 hereof. An option, including an ISO, is a right to purchase Common Stock in accordance with Section 8 hereof. A "stock appreciation right" is a right given to the holder of a stock option to receive, upon surrender of all or a portion of his stock option without payment of cash or property to the Corporation, a number of shares of Common Stock and/or cash determined pursuant to a formula in accordance with Section 9 hereof. A "limited stock appreciation right" is a right given to a holder of a stock option to receive, upon the occurrence of certain events generally constituting a change in control of the Corporation, a number of shares of Common Stock and/or cash upon surrender of all or a portion of his stock option without the payment of cash or property to the Corporation, in accordance with Section 10 hereof. "Restricted shares" are shares of Common Stock which, following issuance, are nontransferable and subject to substantial risk of forfeiture until specific conditions based on continuing employment or achievement of preestablished performance objectives are met, in accordance with Section 11 hereof. All references to "cash" herein shall mean "cash or certified check. "

5.       ADMINISTRATION

         (a) Procedure. The Management Plan shall be administered by the Board of Directors or by a Committee of the Board of Directors (the "Committee"), if one is appointed for this purpose. Committee members shall serve for such term as the Board of Directors may in each case determine and shall be subject to removal at any time by the Board of Directors. Members of the Board of Directors who are either eligible for Awards or have been granted Awards may not vote on any matters affecting the administration of the Management Plan or the grant of any Award pursuant to the Management Plan.

         (b) Powers of the Board or Committee. As used herein, except as the Committee's powers are specifically limited in Sections 5, 6, 20, and 21 hereof, reference to the Board of Directors shall mean such Board or the Committee, whichever is then acting with respect to the Management Plan. Subject to the provisions of the Management Plan, the Board of Directors shall have the authority in its discretion: (i) to determine, upon review of relevant information, the fair market value of the Common Stock; (ii) to determine the exercise price per share of stock options to be granted; (iii) to determine the Eligible Participants to whom, and time or times at which, Awards shall be granted and the number of shares to be issuable upon exercise of each stock option or right sold pursuant to restricted stock purchase agreements; (iv) to construe and interpret the Management Plan; (v) to prescribe, amend, and rescind rules and regulations relating to the Management Plan; (vi) to determine the terms and provisions of each Award (which need not be identical); and (vii) to make all other determinations necessary to or advisable for the administration of the Management Plan. Notwithstanding the foregoing, in the event any employee of the Corporation or of any of its Subsidiaries granted an Award under the Management Plan is, at the time of such grant, a member of the Board of
Directors of the Corporation, the grant of such Award shall, in the event the Board of Directors at the time such Award is granted is not deemed to satisfy the requirement of Rule 16(b)-3(b)(2)(i) or (ii) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), be subject to the approval of an auxiliary committee consisting of not less than three persons all of whom qualify as "disinterested persons" within the meaning of Rule 16(b)-3(d)(3) promulgated under the Exchange Act. In the event the Board of Directors deems it impractical to form a committee of disinterested persons, the Board of Directors is authorized to approve any award under the Management Plan.

6.       DURATION OF THE PLAN

         The Management Plan shall become effective upon the approval of the requisite vote of the stockholders of the Corporation, and upon the approvals, if required, of any other public authorities. The Management Plan shall remain in effect for a term of ten (10) years from the date of adoption by the Board unless sooner terminated under Section 20 hereof. Notwithstanding any of the foregoing to the contrary, the Board of Directors (but not the Committee) shall have the authority to amend the Management Plan pursuant to Section 20 hereof; provided, however, that Awards already made shall remain in full force and effect as if the Management Plan had not been amended or terminated.

7.       INCENTIVE STOCK RIGHTS

         The Board of Directors, in its discretion, may grant to Eligible Participants incentive stock rights composed of incentive stock units. Incentive stock rights shall be granted pursuant to incentive stock rights agreements in such form, and not inconsistent with the Management Plan, as the Board of Directors shall approve from time to time and shall include substantially the following terms and conditions as determined by the Board of Directors:

     (a) Incentive Stock Units. An incentive stock rights agreement shall specify the number of incentive stock units to which it pertains. Each incentive stock unit shall be equivalent to one share of Common Stock. Each incentive stock unit shall entitle the holder thereof to receive, subject to the lapse of the incentive periods (as hereinafter defined), without payment of cash or property to the Corporation, one share of Common Stock in consideration for services performed by the Eligible Participant for the Corporation or for any one of its Subsidiaries.

         (b) Incentive Period. The holder of incentive stock rights shall be entitled to receive shares of Common Stock only after the lapse of such incentive periods and in such manner, as shall be fixed in the discretion of the Board of Directors at the time of grant of such incentive stock rights. (Such period so fixed is herein referred to as an "incentive period"). To the extent the holder of incentive stock rights receives shares of Common Stock on the lapse of an incentive period, an equivalent number of incentive stock units subject to such rights shall be deemed to have been discharged.

         (c) Termination by Reason of Death or Disability. In the event that the recipient of incentive stock rights ceases to be employed by the Corporation and/or by any of its Subsidiaries during an incentive period, due to death or permanent disability (as determined by the Board of Directors), the holder of incentive stock rights or, in the case of the death of the holder, the personal representatives, heirs, or legatees of such holder shall be entitled to receive a number of shares equal to an amount determined by multiplying the total number of incentive stock units applicable to such incentive period by a fraction, the numerator of which shall be the number of full calendar months between the date of grant of the incentive stock rights and the date of such termination and the denominator of which shall be the number of full calendar months between the date of grant and the date such incentive period for such units would, but for such termination, have lapsed. For purposes of this Subsection 7(c), this shall constitute a lapse of the incentive period with respect to the number of incentive stock units equal to the number of shares issued. Units upon which the incentive period do not lapse pursuant to the foregoing sentence shall terminate and be null and void on the date on which the recipient ceases to be employed by the Corporation and/or by any of its Subsidiaries.

         (d) Termination for Any Other Reason. In the event that the employment, by the Corporation or by any of its Subsidiaries, of the recipient to whom incentive stock rights have been issued under the Management Plan terminates for any reason (including dismissal by the Corporation or by any of its Subsidiaries, with or without cause) other than death or permanent disability, such rights as to which the incentive period has not lapsed shall terminate and be null and void on termination of the relationship.

         (e) Issuance of Shares. Upon the lapse of an incentive period, the Corporation shall deliver to the holder of the related incentive stock unit a certificate or certificates representing the number of shares of Common Stock equal to the number of incentive stock units with respect to which an incentive period has lapsed. The Corporation shall pay all applicable transfer or issue taxes.

8.       OPTIONS

         Options shall be evidenced by stock option agreements in such form, and not inconsistent with the Management Plan, as the Board of Directors shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

         (a) Option Price; Number of Shares. The option price, which shall be approved by the Board of Directors, shall in no event be less than one hundred percent (100%) in the case of ISOs, except with respect to 10% stockholders whereby the price shall be 110%, and in the case of non-ISOs, eighty-five percent (85%) of the fair market value of the Corporation's Common Stock at the time the option is granted. The fair market value of the Common Stock, for the purposes of the Management Plan, shall mean: (i) if the Common Stock is traded on a national securities exchange or on the NASDAQ National Market System ("NMS"), the per share closing price of the Common Stock on the principal securities exchange on which it is listed or on NMS, as the case may be, on the date of grant (or if there is no closing price for such date of grant, then the last preceding business day on which there was a closing price); or (ii) if the Common Stock is traded in the over-the-counter market and quotations are published on the NASDAQ quotation system (but not on NMS), the closing bid price of the Common Stock on the date of grant as reported by NASDAQ (or if there are no closing bid prices for such date of grant, then the last preceding business day on which there was a closing bid price); or (iii) if the Common Stock is traded in the over-the-counter market but bid quotations are not published on NASDAQ, the closing bid price per share for the Common Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Common Stock.

         The option agreement shall specify the total number of shares to which it pertains and whether such options are ISOs or are not ISOs. With respect to ISOs granted under the Management Plan, the aggregate fair market value (determined at the time an ISO is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by such employee during any calendar year shall not exceed $100,000 under all plans of the employer Corporation or its Parent or Subsidiaries.

         (b) Waiting Period and Exercise Dates. At the time an option is granted, the Board of Directors will determine the terms and conditions to be satisfied before shares may be purchased, including the dates on which shares subject to the option may first be purchased. (The period from the date of grant of an option until the date on which such option may first be exercised is referred to herein as the "waiting period.") At the time an option is granted, the Board of Directors shall fix the period within which it may be exercised which shall not be less than one (1) year nor, for an ISO, more than ten (10) years (not more than 5 years for 10% stockholders) from the date of grant or, for a non-ISO, for more than thirteen (13) years from the date of grant. (Any of such periods is referred to herein as the "exercise period.")

         (c) Form and Time of Payment. Stock purchased pursuant to an option agreement shall be paid for at the time of purchase either in (i) cash or by certified check or, in the discretion of the Board of Directors, as set forth in the stock option agreement; (ii) through the delivery of shares of Common Stock; or (iii) in a combination of the methods described above. Upon receipt of payment, the Corporation shall, without transfer or issue tax to the option holder or other person entitled to exercise the option, delivered to the option holder (or such other person) a certificate or certificates for the shares so purchased.

         (d) Effect of Termination or Death. In the event that an option holder ceases to be an employee of the Corporation or of any of its Subsidiaries for any reason other than permanent disability (as determined by the Board of Directors) or death, any option, including any unexercised portion thereof, which was otherwise exercisable on the date of termination, shall expire unless exercised within a period of three months from the date on which the option holder ceases to be so employed, but in no event after the expiration of the exercise period, provided, however, that if the Board of Directors shall determine that an option holder shall have been discharged for cause, options granted and not yet exercised shall terminate immediately and be null and void as of the date of discharge. In the event of the death of an option holder during this three month period, the option shall be exercisable by his or her personal representatives, heirs, or legatees to the same extent that the option holder could have exercised the option if he had not died, for the three months from the date of death, but in no event after the expiration of the exercise period. In the event of the permanent disability of an option holder while an employee of the Corporation or of any of its Subsidiaries, any option granted to such employee shall be exercisable for twelve (12) months after the date of permanent disability, but in no event after the expiration of the exercise period. In the event of the death of an option holder while an employee of the Corporation or of any of its Subsidiaries, or during the twelve (12) month period after the date of permanent disability of the option holder, that portion of the option which had become exercisable on the date of death shall be exercisable by his or her personal representatives, heirs, or legatees at any time prior to the expiration of one (1) year from the date of the death of the option holder, but in no event after the expiration of the exercise period. Except as the Board of Directors shall provide otherwise, in the event an option holder ceases to be an employee of the Corporation or of any of its Subsidiaries for any reason, including death, prior to the lapse of the waiting period, his option shall terminate and be null and void.

     (e) Other Provisions. Each option granted under the Management Plan may contain such other terms, provisions, and conditions not inconsistent with the Management Plan as may be determined by the Board of Directors.

9.       STOCK APPRECIATION RIGHTS

         The Board of Directors may grant, in its discretion, stock appreciation rights to the holder of any stock option under the Management Plan. Such rights shall be granted pursuant to a stock appreciation rights agreement in such form, and not inconsistent with the Management Plan, as the Board of Directors shall approve from time to time (and which may be incorporated in the stock option agreement governing the terms of the related option) and shall include substantially the following terms and conditions as the Board of Directors shall determine:

         (a) Grant. Each right shall relate to a specific option granted under the Management Plan and shall be granted to the option holder either concurrently with the grant of such option or at such later time as determined by the Board of Directors.

         (b) Exercise. A stock appreciation right shall entitle an option holder to receive, without payment of cash or property to the Corporation, a number of shares of Common Stock, cash, or a combination thereof in the amount determined pursuant to Subsection 9(c) below. The Board of Directors shall determine whether such payment shall be made in Common Stock, cash, or a combination thereof. Unless otherwise determined by the Board of Directors, a right shall be exercisable to no greater extent nor upon any more favorable conditions than its related option is exercisable under Subsection 8(b) hereof. An option holder wishing to exercise a right in accordance with this Subsection 9(b) shall give written notice of such exercise to the Corporation, which notice shall state that the holder of the right elects to exercise the right and the number of shares in respect of which the right is being exercised. The effective date of exercise of a right shall be the date on which the Corporation shall have received such notice. Upon receipt of such notice, the Corporation shall (i) deliver to the option holder or other person entitled to exercise the right, a certificate or certificates representing such shares; and/or (ii) pay cash to the option holder or other person entitled to exercise the right. The Corporation shall pay all applicable transfer or issue taxes. Notwithstanding the provisions of this section, no stock appreciation right may be exercised within a period of six months on the date of grant of such stock appreciation right and no stock appreciation right granted with respect to an ISO may be exercised unless the fair market value of the Common Stock on the date of exercise exceeds the exercise price of the ISO.

         (c) Number of Shares or Amount of Cash. The number of shares which shall be issued pursuant to the exercise of a stock appreciation right shall be determined by dividing (i) that portion, as elected by the option holder, of the total number of shares which the option holder is eligible to purchase pursuant to Subsection 8(b) hereof (and as adjusted pursuant to Section 12 hereof), multiplied by the amount (if any) by which the fair market value (as determined in accordance with Subsection 8(a) hereof) of a share of Common Stock on the exercise date exceeds the option exercise price of the related option; by (ii) the fair market value of a share of Common Stock on the exercise date. In lieu of issuing shares of Common Stock on the exercise of a right, the Board of Directors may elect to pay the cash equivalent of the fair market value on the exercise date of any or all of the shares which would otherwise be issuable on exercise of the right. No fractional shares shall be issued under this Subsection 9(c). In lieu of fractional shares, the option holder shall be entitled to receive a cash adjustment equal to the same fraction of the fair market value per share of Common Stock on the date of exercise.

         (d) Effect of Exercise. Upon the exercise of stock appreciation rights, the related option shall be considered to have been exercised to the extent of the number of shares of Common Stock with respect to which such stock appreciation rights are exercised and shall be considered to have been exercised to that extent for purposes of determining the number of shares of Common Stock available for the grant of options under the Management Plan. Upon the exercise or termination of the related option, the stock appreciation rights with respect to such related option shall be considered to have been exercised or terminated to the extent of the number of shares of Common Stock with respect to which the related option was so exercised or terminated.

         (e) Effect of Termination or Death. In the event that an option holder ceases to be an employee or consultant of the Corporation or of any of its Subsidiaries for any reason, his stock appreciation rights shall be exercisable only to the extent and upon the conditions that their related options are exercisable under Subsection 8(d).

10.      LIMITED STOCK APPRECIATION RIGHTS

         The Board of Directors may grant, in its discretion, limited stock appreciation rights ("Limited Rights") to the holder of any option with respect to all or a portion of the shares subject to such option. Such Limited Rights shall be granted pursuant to an agreement in such form, and not inconsistent with the Management Plan, as the Board of Directors shall approve from time to time (and which may be incorporated in the stock option agreement governing the terms of the related option) and shall include substantially the following terms and conditions as the Board shall determine:

     (a) Grants. A Limited Right may be granted concurrently with the grant of the related option or at such later time as determined by the Board of Directors.

         (b) Exercise. Unless otherwise determined by the Board of Directors, a Limited Right may be exercised only during the period (a) beginning on the first day following any one of (i) the date of approval by the stockholders of the Corporation of an Approved Transaction (as defined in Subsection 10(e) below),
(ii) the date of a Control  Purchase (as defined in  Subsection  10(e) below) or
(iii) the date of a Board Change (as defined in Subsection 10(e) below); and (b) ending on the thirtieth day (or such other date specified in the stock option agreement) following such date (such period herein referred to as the "Limited Right Exercise Period"). Each Limited Right shall be exercisable during the Limited Right Exercise Period only to the extent the related option is then exercisable and in no event after the termination of the related option. Limited Rights granted under the Management Plan shall be exercisable in whole or in part by notice to the Corporation. Such notice shall state that the holder of the Limited Rights elects to exercise the Limited Rights and the number of shares in respect of which the Limited Rights are being exercised. The effective date of exercise of a Limited Right shall be deemed to be the date on which the Corporation shall have received such notice.

         (c) Amount Paid Upon Exercise. Upon the exercise of Limited Rights, the holder shall receive in cash an amount equal to the excess of (i) the fair market value (as determined pursuant to Subsection 8(a) above), on the date of exercise of such Limited Rights, of each share of Common Stock with respect to which such Limited Right shall have been exercised; over (ii) the exercise price per share of Common Stock subject to the related option.

         (d) Effect of Exercise. Upon the exercise of Limited Rights, the related option shall be considered to have been exercised to the extent of the number of shares of Common Stock with respect to which such Limited Rights are exercised and shall be considered to have been exercised to that extent for purposes of determining the number of shares of Common Stock available for the grant of options under the Management Plan. Upon the exercise or termination of the related option, the Limited Rights with respect to such related option shall be considered to have been exercised or terminated to the extent of the number of shares of Common Stock with respect to which the related option was so exercised or terminated.

         (e)      Definitions.  For purposes of this Section 10:

                  (i) An "Approved Transaction" shall mean (A) any consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities, or other property, other than a merger of the Corporation in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; or (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation; or (C) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation.

                  (ii) A "Control Purchase" shall mean circumstances in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation, or other entity (other than the Corporation or any employee benefit plan sponsored by the Corporation or any of its Subsidiaries)
(A) shall purchase any Common Stock of the Corporation (or securities convertible into the Corporation's Common Stock) for cash, securities, or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board of Directors; or (B) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing twenty-five percent (25%) or more of the combined voting power of the then outstanding securities of the Corporation ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of Directors (calculated as provided in paragraph (d) of such Rule 13d-3 in the case of rights to acquire the Corporation's securities).

                  (iii) A "Board Change" shall mean circumstances in which, during any period of two consecutive years or less, individuals, who at the beginning of such period constitute the entire Board, shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Corporation's stockholders, of each new Director was approved by a vote of at least a majority of the Directors then still in office.

11.      RESTRICTED SHARES

         The Board of Directors may authorize, in its discretion, the issuance of restricted shares of Common Stock to Eligible Participants pursuant to restricted share agreements in such form, and not inconsistent with the Management Plan, as the Board of Directors shall approve from time to time. Any amount of restricted shares issued shall be subject to the following terms:

         (a) Restricted Period and Price. The Board of Directors shall prescribe restrictions, terms, and conditions, including but not limited to the period ("restricted period") during which the holder must continue to render services to the Corporation in order to retain the restricted shares, in addition to those provided in the Management Plan. The Board shall determine the price, if any, to be paid by the holder for the restricted shares. Upon forfeiture of any restricted shares, any amount paid by the holder shall be repaid in full by the Corporation.

         (b) Issuance of Restricted Shares. Restricted shares, when issued, will be represented by a stock certificate or certificates registered in the name of the holder to whom such restricted shares shall have been awarded. During the restricted period, certificates representing the restricted shares and any securities constituting retained distributions (as defined below in Subsection 11(c)) shall bear a restrictive legend to the effect that ownership of the restricted shares, and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms, and conditions provided in the Management Plan and the applicable restricted shares agreement. Such certificates shall be deposited by such holder with the Corporation, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Corporation of all or any portion of the restricted shares and any retained distributions that shall be forfeited or that shall not become vested in accordance with the Management Plan and the applicable restricted shares agreement.

     (c) Rights With Respect to Restricted Shares. Restricted shares shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The holder will have the right to vote such restricted shares, to receive and retain all regular cash dividends and such other distributions as the Board may in its sole discretion designate, pay, or distribute on such restricted shares, and to exercise all other rights, powers, and privileges of a holder of Common Stock with respect to such restricted shares, with the exception that (i) the holder will not be entitled to delivery of the stock certificate or certificates representing such restricted shares until the restricted period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Corporation will retain custody of the stock certificate or certificates representing the restricted shares during the restricted period; (iii) other than regular cash dividends and such other distributions as the Board may in its sole discretion designate, the Corporation will retain custody of all distributions ("retained distributions") made or declared with respect to the restricted shares (and such retained distributions will be subject to the same restrictions, terms, and conditions as are applicable to the restricted shares) until such time, if ever, as the restricted shares with respect to which such retained distributions shall have been made, paid, or declared shall have become vested, and such retained distributions shall not bear interest or be segregated in separate accounts;
(iv) the holder may not sell, assign, transfer, pledge, exchange, encumber, or dispose of the restricted shares or any retained distributions during the restricted period; and (v) a breach of any restrictions, terms, or conditions provided in the Management Plan or established by the Board with respect to any restricted shares or retained distributions will cause a forfeiture of such restricted shares and any retained distributions with respect thereto.

         (d) Completion of Restricted Period. On the last day of the restricted period with respect to each Award of restricted shares, and upon the satisfaction of any other applicable restrictions, terms, and conditions, all or part of such restricted shares shall become vested, and any retained distributions with respect to such restricted shares shall become vested. Unless the Administrator determines otherwise, any such restricted shares and retained distributions that shall not have become vested upon the termination of employment of the holder shall be forfeited to the Corporation, and the holder shall not thereafter have any rights (including dividend and voting rights) with respect to such restricted shares and retained distributions that shall have been so forfeited, provided, however, that if a holder shall die, become totally disabled, or be terminated by the Corporation without cause during a restricted period with respect to any restricted shares, then, unless the restricted share agreement relating to such shares provides otherwise, the restricted period applicable to each Award of restricted shares to such holder shall be deemed to have expired and all such restricted shares and retained distributions shall become vested.

12.       RECAPITALIZATION

         In the event that dividends are payable in Common Stock or in the event there are splits, subdivisions, or combinations of shares of Common Stock, the number of shares available under the Management Plan shall be increased or decreased proportionately, as the case may be, and the number of shares delivered upon the exercise thereafter of any stock option or stock appreciation right, upon distribution pursuant to incentive stock rights theretofore granted or issued pursuant to restricted share agreements theretofore entered into, shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price (where applicable).

13.      ACCELERATION

         Notwithstanding any contrary waiting period in any stock option agreement, any incentive period in any incentive stock rights agreement, or any restricted period with respect to any restricted shares issued pursuant to any restricted shares agreement or in the Management Plan, but subject to any determination by the Board of Directors to provide otherwise at the time such Award is granted or subsequent thereto, each outstanding option granted under the Management Plan shall, except as otherwise provided in the stock option agreement, become exercisable in full for the aggregate number of shares covered thereby, and each share issuable upon lapse of an incentive period or each share issued pursuant to a restricted share agreement, except as otherwise provided in the incentive stock rights agreement or restricted share agreement, as the case may be, shall vest unconditionally on the first day following the occurrence of any of the following: (a) the approval by the stockholders of the Corporation of an Approved Transaction; (b) a Control Purchase; or (c) a Board Change.

14.      CONTINUATION OF RELATIONSHIP; LEAVE OF ABSENCE

         (a) Nothing in the Management Plan or any Award made hereunder shall interfere with, or limit in any way, the right of the Corporation or of any of its Subsidiaries to terminate any Eligible Participant's employment at any time, nor confer upon any Eligible Participant any right to continue any such relationship with the Corporation or any of its Subsidiaries.

         (b) For purposes of the Management Plan, (i) a transfer of a recipient of options, rights, or restricted shares hereunder from the Corporation to one of its Subsidiaries or vice versa, or from one Subsidiary to another; or (ii) a leave of absence duly authorized by the Corporation shall not be deemed a termination of employment or a break in the incentive, waiting, exercise, or restricted period, as the case may be. In the case of any employee on an approved leave of absence, the Board of Directors may make such provisions with respect to continuance of stock rights, options, or restricted shares previously granted while on leave from the employ of the Corporation or one of its Subsidiaries as it may deem equitable.

15.      GENERAL RESTRICTION

         Each Award made under the Management Plan shall be subject to the requirement that, if at any time the Board of Directors shall determine, in its sole and subjective discretion, that (i) the registration, qualification, or listing of the shares subject to such Award upon a securities exchange or under any state or federal law; or (ii) the consent or approval of any government regulatory body is necessary or desirable as a condition of, or in connection with, the granting or exercise of such Award, the Corporation shall not be required to issue such shares unless such registration, qualification, listing, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. Nothing in the Management Plan or any agreement or grant hereunder shall obligate the Corporation to effect any such registration, qualification, or listing.

16.      RIGHTS AS A STOCKHOLDER

         The holder of a stock option, incentive stock right, or limited stock appreciation right shall have no rights as a stockholder with respect to any shares covered by the stock option, incentive stock right, stock appreciation right, or limited stock appreciation right, as the case may be, until the date of issuance of a stock certificate to him for such shares related to the exercise or discharge thereof. No adjustment shall be made for the dividends or other rights for which the record date is prior to the date such stock certificate is issued.

17.      NONASSIGNABILITY OF AWARDS

         No incentive stock right, stock option, stock appreciation right, or limited stock appreciation right shall be assignable or transferable by an Eligible Participant except by will or by the laws of descent and distribution, and during the lifetime of an Eligible Participant, such incentive stock rights, stock options, stock appreciation rights, or limited stock appreciation rights may only be exercised by him.

18.      WITHHOLDING TAXES

     Whenever under the Management Plan shares are to be issued in satisfaction of stock options, incentive stock rights, stock appreciation rights, or limited stock appreciation rights granted thereunder, or pursuant to restricted share agreements, the Corporation shall have the right to require the Eligible Participant to remit to the Corporation an amount sufficient to satisfy federal, state, and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or at such later time as when the Corporation may determine that such taxes are due. Whenever under the Management Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

19.      NONEXCLUSIVITY OF THE PLAN

         Neither the adoption of the Management Plan by the Board of Directors nor any provision of the Management Plan shall be construed as creating any limitations on the power of the Board (but not the Committee) to adopt such additional compensation agreements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Management Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

20.      AMENDMENT, SUSPENSION, OR TERMINATION OF THE PLAN

         The Board of Directors (but not the Committee) may at any time amend, alter, suspend, or discontinue the Management Plan, but no amendment, alteration, suspension, or discontinuation which would impair the rights of any recipient of a stock option, incentive stock right, limited stock appreciation right, or restricted share under any agreement theretofore entered into hereunder, shall be made without such recipient's consent. No amendment, alteration, suspension, or discontinuation shall be made which, without the requisite vote of the stockholders of the Corporation approving such action, would:

     (a) except as is provided in Section 12 of the Management Plan, increase the total number of shares of stock reserved for the purposes of the Management Plan; or

     (b) extend the duration of the Management Plan; or

     (c) materially increase the benefits accruing to participants under the Management Plan; or

     (d) change the category of persons who can be Eligible Participants under the Management Plan. Without limiting the foregoing, the Board of Directors may, any time or from time to time, authorize the Corporation, without the consent of the respective recipients, to issue new options or rights in exchange for the surrender and cancellation of any or all outstanding options or rights.

21.      LIMITATIONS ON EXERCISE.

         Notwithstanding anything to the contrary contained in the Management Plan, any agreement evidencing any Award hereunder may contain such provisions as the Board deems appropriate to ensure that the penalty provisions of Section 4999 of the Code, or any successor thereto, will not apply to any stock or cash received by the holder from the Corporation.

22.      GOVERNING LAW

         The Management Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

Appendix B

                            Indemnification Agreement


         This Indemnification Agreement ("Agreement") is entered into as of the 8th day of April, 1997 by and between U.S. Wireless Corporation, a Delaware corporation (the "Company") and __________ ("Indemnitee").


                                    RECITALS

         A. The Company and Indemnitee recognize the continued difficulty in obtaining liability insurance for its directors, officers, employees, agents and fiduciaries, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance.

         B. The Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, agents and fiduciaries to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited.

         C. Indemnitee does not regard the current protection available as adequate under the present circumstances, and Indemnitee and other directors, officers, employees, agents and fiduciaries of the Company may not be willing to continue to serve in such capacities without additional protection.

         D. The Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve the Company and, in part, in order to induce Indemnitee to continue to provide services to the Company, wishes to provide for the indemnification and advancing of expenses to Indemnitee to the maximum extent permitted by law.

     E. In view of the considerations set forth above, the Company desires that Indemnitee be indemnified by the Company as set forth herein.

         NOW, THEREFORE, the Company and Indemnitee hereby agree as follows:

         1.       Indemnification.


         (a) Indemnification of Expenses. The Company shall indemnify Indemnitee to the fullest extent permitted by law if Indemnitee becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other (hereinafter a "Claim") by reason of (or arising in part out of) any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company or any subsidiary of the Company, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of Indemnitee while serving in such capacity (hereinafter an "Indemnifiable Event") against any and all expenses (including attorney's fees and all other costs, expenses and obligations incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any such action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) of such Claim and any federal, state, local or foreign taxes imposed on Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement (collectively, hereinafter "Expenses"), including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses. Such payment of Expenses shall be made by the Company, upon written demand by Indemnitee, in accordance with the terms and in the manner mutually agreed to by Indemnitee and the Company.

         (b) Reviewing Party. Notwithstanding the foregoing, (i) the obligations of the Company under Section 1(a) shall be subject to the condition that if the Reviewing Party (as described in Independent Legal Counsel referred to in
Section 1(c) hereof is involved) finds that Indemnitee would not be permitted to be indemnified under applicable law, and (ii) the obligation of the Company to pay the Expenses of Indemnitee pursuant to Section 2(a) shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expenses until a final judicial determination with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). Indemnitee's obligation to reimburse the Company for any Expenses shall be unsecured and no interest shall be charge thereon. If there has not been a Change in Control (as defined in Section 10(c) hereof), the Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), the Reviewing Party shall be the Independent Legal Counsel referred to in Section 1(c) hereof. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.


     (c) Change in Control. The Company agrees that if there is a Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control) then, with respect to all matters thereafter arising concerning the rights of Indemnitiee to payments of Expenses under this Agreement or any other agreement or under the Company's Certificate of Incorporation or Bylaws as now or hereafter in effect, Independent Legal Counsel (as defined in Section 10(d) hereof) shall be selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be permitted to be indemnified under applicable law and the Company agrees to abide by such opinion. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorney's fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

     (d) Mandatory Payment of Expenses. Notwithstanding any other provision of this Agreement other than Section 9 hereof, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit, proceeding, inquiry or investigation referred to in Section (1)(a) hereof or in the defense of any claim, issue or matter therein, Indemnitee shall be indemnified against all Expenses incurred by Indemnitee in connection therewith.

         2.       Expenses; Indemnification Procedure.

     (a) Advancement of Expenses. The Company shall pay directly all Expenses incurred by Indemnitee and shall make advance payments as required. The advances to be made hereunder shall be paid by the Company as soon as practicable but not in a manner to delay the defense or investigation of a Claim.

     (b) Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to Indemnitee's right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power in a timely manner. Indemnitee shall not be indemnified for additional Expenses or liabilities incurred due to Indemnitee's willful failure to cooperate with the Company, where such failure directly causes such additional expenses and/or liabilities.

     (c) No Presumptions; Burden of Proof. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendre, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief , nor an actual determination by the Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under applicable law, shall be a defense to the Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.


                  (d) Notice to Insurers. If, at the time of the receipt by the Company of a notice of a Claim pursuant to Section 2(b) hereof, the Company has liability insurance in effect which may cover such Claim, the Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such action, suit, proceeding, inquiry or investigation in accordance with the terms of such policies.


                  (e) Selection of Counsel. In the event the Company shall be obligated hereunder to pay the Expenses of any Claim, the Company, if appropriate, shall be entitled to assume the defense of such Claim with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Claim; provided that, (i) Indemnitee shall have the right to employ Indemnitee's counsel in any such Claim at Indemnitee's expense and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee and the Company shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.


         3.       Additional Indemnification Rights; Nonexclusivity.


                  (a) Scope. The Company hereby agrees to indemnify Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation, the Company's Bylaws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its Board of Directors or an officer, employee, agent or fiduciary, it is the intent of the parties hereto that Indemnities shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any such change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its Board of Directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder except as set forth in Section 8(a) hereof .


                  (b) Nonexclusivity. The indemnification provided by this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation, its Bylaws, any agreement, any vote of Shareholders or disinterested directors, the Delaware General Corporation Law or otherwise. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though Indemnitee may have ceased to serve in such capacity.

         4. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, Certificate of Incorporation, Bylaw or otherwise) of the amounts otherwise indemnifiable hereunder.

     5. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses incurred in connection with any Claim, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify for the portion of such Expenses to which Indemnitee is entitled.

         6. Mutual Acknowledgment. Both the Company and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees, agents or fiduciaries under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

         7. Liability Insurance. To the extent the Company maintains liability insurance applicable to directors, officers, employees, agents or fiduciaries, Indemnitee shall be covered by such policies in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, agents or fiduciaries, if Indemnitee is not an officer or director but is a key employee, agent or fiduciary.

     8. Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

     (a) Excluded Action or Omissions. To indemnify Indemnitee for acts, omissions or transactions from which Indemnitee may not be relieved of liability under applicable law;

     (b) Claims Initiated by Indemnitee. To indemnify or advance expenses to Indemnitee with respect to Claims initiated or brought voluntarily by Indemnitee and not by way of defense, except (i) with respect to actions or proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Company's Certificate of Incorporation or Bylaws now or hereafter in effect relating to Claims for
Indemnifiable Events, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Claim, or (iii) as otherwise required under Section 145 of the Delaware General Corporation Law, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be;

     (c) Lack of Good Faith. To indemnify Indemnitee for any expenses incurred by Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such proceeding was not made in good faith or was frivolous; or

     (d) Claims Under Section 16(b). To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statue.

     9. Statute of Limitations. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee's estate, spouse, heirs, executors or personal or legal representatives after the expiration of the statutory statute of limitations applicable to any such cause of action shall govern.

         10.      Construction of Certain Phrases.

                  (a)  For  purposes  of  this  Agreement,   references  to  the
"Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was a director, officer, employee, agent or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

                  (b) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

                  (c) For purposes of this Agreement a "Change in Control" shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the Shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, (A) who is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's then outstanding Voting Securities, increases his beneficial ownership of such securities by 5% or more over the percentage so owned by such person, or (B) becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing more than 20% of the total voting power represented by the Company's then outstanding Voting Securities, (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's Shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the Shareholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the Shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all of the Company's assets.

                  (d) For purposes of this Agreement, "Independent Legal Counsel" shall mean an attorney or firm of attorneys, selected in accordance with the provisions of Section 1(c) hereof, who shall not have otherwise performed services for the Company or Indemnitee within the last three years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other indemnities under similar indemnity agreements).

                  (e) For purposes of this Agreement, a "Reviewing Party" shall mean any appropriate person or body consisting of a member or members of the Company's Board of Directors or any other person or body appointed by the Board of Directors who is not a party to the particular Claim for which Indemnitee is seeking indemnification, or Independent Legal Counsel.

                  (f) For purposes of this Agreement, "Voting Securities" shall mean any securities of the Company that vote generally in the election of directors.

     11.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall constitute an original.

     12. Binding Effect; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and personal legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director, officer, employee, agent or fiduciary of the Company or of any other enterprise at the Company's request.


         13. Attorney's Fees. In the event that any action is instituted by Indemnitee under this agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee with respect to such action and Indemnitee shall be entitled to the payment of Expenses with respect to such action, unless, as a part of such action, a court of competent jurisdiction over such action determines that each of the material assertions made by Indemnitee as a basis for such action was not made in good faith or was frivolous. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee in defense of such action (including costs and expenses incurred with respect to Indemnitee's counterclaims and cross-claims made in such action), and shall be entitled to the payment of Expenses with respect to such action, unless, as a part of such action, a court having jurisdiction over such action determines that each of Indemnitee's material defenses to such action was made in bad faith or frivolous.


         14. Notice. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, or (d) one day after the business day of delivery by facsimile transmission, if delivered by facsimile transmission with copy by first class mail postage prepaid, and shall be addressed if to the Indemnitee, at the Indemnitee's address as set forth beneath his signature to this Agreement and if to the Company at the address of its principal corporate offices (attention: Secretary) or at such other address as such party may designate by ten days advance written notice to the other party hereto.

         15. Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of California for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in the Superior Court of the State of California in and for Contra Costa County, which shall be the exclusive and only proper forum for adjudicating such a claim.


         16. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitations, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     17. Choice of Law. This Agreement shall be governed by and its provisions construed and enforced in accordance with the laws of the State of Delaware, without reference to the conflict of laws principles thereof.

     18. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.


     19. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by both the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.


     20. Integration and Entire Agreement. This Agreement sets forth the entire understanding between the parties




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hereto and  supersedes  and merges all previous  written and oral  negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

     21. No Construction as Employment Agreement. Nothing contained in this Agreement shall be construed as giving Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date of first above written.

                                                      U.S. WIRELESS CORPORATION,
                                                          a Delaware corporation


                                                    By: ________________________
                                                           Dr. Oliver Hilsenrath
                                                         Chief Executive Officer

Agreed and Acknowledged:


-----------------------
                     , an individual



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